Exhibit 10.38

MODIFICATION

AGREEMENT

Secured Loan

THIS MODIFICATION AGREEMENT (“Agreement”) dated March 11, 2009, is made and entered into by and between KBSII 100-200 CAMPUS DRIVE, LLC, a Delaware limited liability company (“Borrower”), and Wells Fargo Bank, National Association (“Lender”).

R E C I T A L S

A.        Pursuant to the terms of a Loan Agreement (Non-Revolving) between Borrower and Lender dated September 9, 2008 (“Loan Agreement”), Lender made a loan to Borrower in the principal amount of Eighty Nine Million Eight Hundred Thousand and 00/100ths Dollars ($89,800,000.00) (“Loan”). The Loan is evidenced by a promissory note dated as of the date of the Loan Agreement, executed by Borrower in favor of Lender, in the principal amount of the Loan (“Note”), and is further evidenced by the documents described in the Loan Agreement as “Loan Documents”. The Note is secured by, among other things, a Mortgage with Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing (“Mortgage”) dated September 9, 2008, executed by Borrower, as Mortgagor, in favor of Lender, as Mortgagee. The Mortgage was recorded on September 12, 2008, in Book 21155, at Page 1469, in the Official Records of Morris County, New Jersey.

B.        The Note, Mortgage, Loan Agreement, this Agreement, the other documents described in the Loan Agreement as “Loan Documents”, together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the “Loan Documents”.

C.        By this Agreement, Borrower and Lender intend to modify and amend certain terms and provisions of the Loan Documents.

NOW, THEREFORE, Borrower and Lender agree as follows:

1.        CONDITIONS PRECEDENT.  The following are conditions precedent to Lender’s obligations under this Agreement:

1.1        If required by Lender, receipt and approval by Lender of a date down to Title Policy No. 11320217 dated September 12, 2008, issued by Lawyers Title Insurance Corporation (“Title Company”) and assurance acceptable to Lender, including, without limitation, CLTA Endorsement No. 110.5, without deletion or exception other than those expressly approved by Lender in writing, that the priority and validity of the Mortgage has not been and will not be impaired by this Agreement or the transactions contemplated hereby;

1.2        Receipt by Lender of the executed originals of this Agreement, the short form of this Agreement (if any) and any and all other documents and agreements which are required by this Agreement or by any other Loan Document, each in form and content acceptable to Lender;

1.3        Recordation in the Official Records of the County where the Property is located of (i) the short form of this Agreement (if any), and (ii) any other documents which are required to be recorded by this Agreement or by any other Loan Document (if any);

1.4        Reimbursement to Lender by Borrower of Lender’s costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, title insurance costs, recording fees, attorneys’ fees, appraisal, engineers’ and inspection fees and documentation costs and charges, whether such services are furnished by Lender’s employees or agents or by independent contractors;

1.5        The representations and warranties contained in this Agreement are true and correct;

1.6        All payments due and owing to Lender under the Loan Documents have been paid current as of the effective date of this Agreement; and

1.7        The payment to Lender of a modification fee in the amount of $112,250.00.

2.        REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that no Default, breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents (as modified by this Agreement) and that all representations and warranties herein are true and correct, which representations and warranties shall survive execution of this Agreement.

3.        MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan Documents:

3.1        Amended and Restated Note. Effective as of March 10, 2009, the Note is hereby replaced by an amended and restated promissory note secured by mortgage (“Amended Note”), dated as of even date herewith. The terms, covenants and conditions of the Amended Note shall supersede the Note. Any reference to the Note hereinafter shall mean the Amended Note.

3.2        Term Extension. Section 2.1(c) of the Loan Agreement is hereby deleted in its entirety and restated as follows:

“(c) Term. The outstanding balance of the Loan, together with all accrued and unpaid interest and other amounts accrued and unpaid under the Loan Documents, shall be payable in full on the earliest to occur of (i) June 9, 2009, (ii) the acceleration of the Loan pursuant to Section 10.2(a), or (iii) Borrower’s written notice to Lender (pursuant to Section 2.4(a)) of Borrower’s election to prepay all accrued Obligations (said earliest date referred to herein as the “Maturity Date”).”

4.        FORMATION AND ORGANIZATIONAL DOCUMENTS. Borrower has previously delivered to Lender all of the relevant formation and organizational documents of Borrower, of the partners, members or joint venturers of Borrower (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Lender. Borrower hereby certifies that: (i) the above documents are all of the relevant formation and organizational documents of Borrower; (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Lender.

5.        NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Agreement shall alter or affect any provision, condition, or covenant contained in any Loan Document or affect or impair any rights, powers, or remedies of Lender, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

6.        MISCELLANEOUS. This Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of California, except if preempted by federal law. In any action brought or arising out of this Agreement or the other Loan Documents, Borrower, and the general partners, members and joint venturers of Borrower (if any), hereby consent to the jurisdiction of any federal or state court having proper venue within the State of California and also consent to the service of process by any means authorized by California or federal law. The headings used in this Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Agreement. All capitalized terms used herein, which are not defined herein, shall have the meanings given to them in the other Loan Documents. Time is of the essence of each term of the Loan

Documents, including this Agreement. If any provision of this Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed from this Agreement and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

7.        INTEGRATION; INTERPRETATION. The Loan Documents, including this Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated therein and supersede all prior negotiations or agreements, written or oral. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents includes any amendments, renewals or extensions now or hereafter approved by Lender in writing.

8.        EXECUTION IN COUNTERPARTS. To facilitate execution, this document may be executed in as many counterparts as may be convenient or required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts shall collectively constitute a single document. It shall not be necessary in making proof of this document to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

IN WITNESS WHEREOF, Borrower and Lender have caused this Agreement to be duly executed as of the date first above written.

“LENDER”

Wells Fargo Bank, National Association

/s/ Irie Dadabhoy
By: Irie Dadabhoy, Vice President

Lender’s Address: Real Estate

Group (AU #02955) 2030 Main

Street Suite 800 Irvine, CA 92614

Attn: Rhonda Friedly

“BORROWER”

KBSII 100-200 CAMPUS DRIVE, LLC, a Delaware limited liability company

By: KBSII REIT ACQUISITION I, LLC, a Delaware limited liability company, its sole member

By: KBS REIT PROPERTIES II, LLC, a Delaware limited liability company, its sole member

By: KBS LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member

By: KBS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, general partner

/s/ Charles J. Schreiber, Jr.
By: Charles J. Schreiber, Jr., Chief Executive Officer

Borrower’s Address: c/o KBS Capital
Advisors LLC 620 Newport Center
Drive, Suite 1300 Newport Beach, CA
92660

Attn: Michael Costa

GUARANTOR’S CONSENT

The undersigned (“Guarantor”) consents to the foregoing Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Limited Guaranty (“Guaranty”) dated September 9, 2008, and its waivers, as set forth in the Guaranty, of each and every one of the possible defenses to such obligations. Guarantor further reaffirms that its obligations under the Guaranty are separate and distinct from Borrower’s obligations.

Agreed and Acknowledged:
Dated as of: March 11, 2009 “GUARANTOR”

KBS REIT PROPERTIES II, LLC, a Delaware limited liability company

By: KBS LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member

By: KBS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, general partner

/s/ Charles J. Schreiber, Jr.
By: Charles J. Schreiber, Jr., Chief Executive Officer

HAZARDOUS INDEMNITOR’S CONSENT

The undersigned (“Indemnitor”) consents to the foregoing Modification Agreement and the transactions contemplated thereby and reaffirms its obligations under the Hazardous Materials Indemnity Agreement (Secured) (“Indemnity”) dated September 9, 2008, and its waivers, as set forth in the Indemnity, of each and every one of the possible defenses to such obligations.

Agreed and Acknowledged: Dated as of: March 11, 2009 “INDEMNITOR”

KBSII 100-200 CAMPUS DRIVE, LLC, a Delaware limited liability company

By: KBSII REIT ACQUISITION I, LLC, a Delaware limited liability company, its sole member

By: KBS REIT PROPERTIES II, LLC, a Delaware limited liability company, its sole member

By: KBS LIMITED PARTNERSHIP II, a Delaware limited partnership, its sole member
By: KBS REAL ESTATE INVESTMENT TRUST II, INC., a Maryland corporation, general partner

/s/ Charles J. Schreiber, Jr.

By: Charles J. Schreiber, Jr., Chief Executive Officer